The Lincoln National Life Insurance Company
Lincoln Life Variable Annuity Account N

Lincoln Life & Annuity Company of New York
Lincoln New York Account N for Variable Annuities

Lincoln ChoicePlus DesignSM

Supplement dated February 17, 2016 to the Prospectus dated May 1, 2015

This Supplement outlines a change to the Huntington VA Dividend Capture Fund that is offered under your Lincoln ChoicePlusSM Design individual variable annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective February 12, 2016, the name of the Huntington VA Dividend Capture Fund was changed to Catalyst Dividend Capture VA Fund.  The fees and the investment advisor of the fund remain unchanged, and are outlined in a supplement to your prospectus dated January 22, 2016.  Please refer to the fund prospectus for additional information about the fund.

Please retain this supplement for future reference.